EXIBIT 10.9


THIS PROMISSORY NOTE, THE ATTACHED WARRANTS AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE ATTACHED WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE, SUCH WARRANTS OR SHARES, NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE OR SUCH WARRANTS OR SHARES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE OR SUCH UNITS MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER
CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR STATE REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    12% Subordinate Promissory Note

$666,000                                              January 19, 1999

      WORKFLOW MANAGEMENT, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of ROBERT FISHBEIN, with an address to be provided to the Company, or its registered assigns (the "Holder"), the principal amount of Six Hundred Sixty-six Thousand and No/100 Dollars ($666,000.00) on the Maturity Date (as defined below), and to pay interest on the unpaid principal balance hereof at the rate of twelve percent (12%) per annum (calculated on the basis of a 360-day year consisting of twelve 30-day months) semi-annually on the first day of each July and January commencing July 1, 1999, and on the Maturity Date (each such date being an "Interest Payment Date") all as hereafter further provided. Fifty percent (50%) of the interest payable hereunder on any Interest Payment Date may, at the option of the Company, be paid in additional Notes in the form hereof for such amount.

      In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.


      1. Offering;  Subscription Agreement.

      This Note was issued by the Company in an offering of promissory notes (the "Offering") made pursuant to a Subscription Agreement of even date herewith (the "Subscription Agreement") between the Company and the original Holder hereof. The series of promissory notes issued in connection with the Offering is referred to hereafter as the "Notes."

      2. Payments.

            (a)  To  the  extent  not  previously   paid  as  provided   herein,
outstanding principal of, and any accrued and unpaid interest on, this Note shall be due and payable in full on January 14, 2009 (the "Maturity Date").

            (b) Interest on this Note shall accrue from the date hereof to but excluding the next Interest Payment Date, and shall be payable in arrears on each Interest Payment Date thereafter.

            (c) If any Interest Payment Date or the Maturity Date would fall on a day that is not a Business Day (as defined below), the payment due on such Interest Payment Date or Maturity Date will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or the Maturity Date, as the case may be. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of Palm Beach, Florida.

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            (d) The Company  may not prepay  this Note  during the first  twelve
(12) months following the date hereof. Thereafter, the Company may, at its option prepay in whole, but not in part, the principal of this Note and any Notes issued in lieu of the payment of interest hereon pursuant to the first paragraph of this Note by paying to the holder hereof such principal plus any accrued interest with respect thereto, plus the Optional Redemption Premium. The
Optional   Redemption  Premium  shall  be  a  premium  equal  to  the  following percentages of the principal amount: 6.00% during the second year following the date hereof, 3.00% during the third year following the date hereof, 2.00% during the fourth year following the date hereof, 1.00% during the fifth year following the date hereof, and 0.00% thereafter. All payments on this Note shall be applied first to accrued interest hereon and the balance to the payment of principal hereof. Except for such permitted prepayments, the Company may not voluntarily prepay this Note without the consent of the Holder.

            (e) Payments of principal and interest on this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

            (f) On each anniversary of this Note (or, if not on a Business Day, then on the next succeeding Business Day) Warrants for the purchase of Common Stock of the Company in substantially the form attached as Exhibit A (the "Warrants") will be issued to the holder of this Note sufficient to provide for a Total Annual Return (as hereinafter defined) for such preceding year of 15%. The value of such Warrants shall be the Fair Market Value of the Company's common stock (the "Common Stock") issuable upon exercise of such Warrants. Upon payment in full of all amounts due under this Note, or upon a Change of Control (as hereinafter defined), the Warrant or Warrants previously issued to the holder of this Note will be returned to the Company and Warrants will be reissued to the holder of this Note for the purchase of a number of shares of the Company's stock such that the holder's aggregate Total Annual Return is not less than 15% per annum and not greater than 18% per annum.

                  For purposes of this Note, the term "Change of Control" means if (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (i) is or shall become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 20% or more on a fully diluted basis of the voting and economic interests of the Company or (ii) shall have obtained the power (whether or not exercised) to elect a majority of the Board of Directors of the Company or (b) the Board of Directors of the Company shall cease to consist of a majority of "Continuing Directors" (as hereinafter defined) or (c) the Company shall sell substantially all of its assets. "Continuing Directors" shall mean the (A) directors serving on the Board of Directors of the Company as of the date of issuance of this Note (the "Original Directors") or (B) directors who thereafter are elected to the Board of Directors of the Company and whose election, or nomination for election, to the Board was approved by a vote of at least 2/3 of the Original Directors then still in office (such directors becoming "Additional Original Directors") immediately following their election or (C) directors who are elected to the Board of Directors of the Company and whose election, or nomination for election, to the Board was approved by a vote of at least 2/3 of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election). "Total Annual Return" means at any one time the return on the investment in this Note by the holder hereof which shall include (i) the annual interest obligations of the Company relating to this Note and any Notes issued in lieu of interest thereon, (ii) the Fair Market Value of Common Stock issuable upon exercise of the Warrants (based on the assumption that the
  Warrants are exercised on said date), and (iii) any Optional Redemption Premium paid to the holder hereof. The term "Fair Market Value" means the current market price per share of the Common Stock at any date which shall be deemed to be the average of the daily closing price for the 20 consecutive days (which are not legal holidays) commencing 30 days (which are not legal holidays) before the day in question. The closing price for each day shall be the (i) mean between the closing high bid and low asked quotations of Common Stock on the National Association of Securities Dealers, Inc., Automated Quotation System or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or if not quoted as described in clause (i) the (ii) mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five (5) of the ten
  (10) preceding days, or (iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sales price regular way, or the closing bid price if no sale occurred, of Common Stock on the principal securities exchange on which Common Stock is listed. If Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (iii) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the Board of Directors of the Company acting in good faith shall determine the Fair Market Value of the Common Stock by determining the current market price on the basis of such quotations and other information as they consider appropriate, in their reasonable judgment or, lacking such determination, the current market price shall be the fair market value per share of Common Stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company.

            (g) Except as otherwise provided herein, the obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, setoff, counterclaim, rescission, recoupment or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

            (h) Any amounts due hereunder which are not paid within ten (10) days after their due date shall accrue a late charge equal to ten (10) percent of the amount due.

      3. Ranking of Note.

            (a) The Company covenants and agrees, and the Holder, by accepting this Note, also covenants and agrees, that the indebtedness represented by this Note and the payment of principal and interest on, premium, if any, and all other amounts owing in respect of, this Note (collectively, the "Subordinated Obligations") shall be expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Debt (as hereinafter defined). Senior Debt shall mean all Indebtedness (as hereinafter defined) of the Company, whether outstanding on the date hereof or hereafter arising or created, for principal, premium, interest (including any interest accruing subsequent to an event of bankruptcy or similar proceeding with respect to the Company at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under any such proceeding or applicable law), fees, reimbursements, indemnities, expenses, or any other obligations due from the Company excluding promissory notes or accounts payable due to shareholders, officers or affiliates of the Company (other than any such shareholder or affiliate in its capacity as a lender to, or creditor of, the Company under one or more other credit or similar facilities with, or guaranteed by, the Company) and unsecured trade debt of the Company, each of which shall be pari passu with the Note. The term "Indebtedness" shall mean (A) any liability of the Company (v) for borrowed money, (w) evidenced by a note, debenture, bond or other instrument of indebtedness (including, without limitation, a purchase money obligation), including any given in connection with the acquisition of property, assets or service, (x) for the payment of rent or other amounts relating to capitalized lease obligations, (y) in respect of letters of credit, bankers acceptances and similar facilities or (z) in respect of interest rate protection agreements, currency agreements, commodity agreements, hedging agreements and similar agreements and arrangements; (B) any liability of others described in Section 3(a)(A) which the Company has guaranteed or which is otherwise its legal liability; and (C) any modification, renewal, extension, replacement, refinancing, restructuring or refunding of any such liability; provided, that Indebtedness does not include unsecured trade credit. The subordination provisions contained in this Note are for the benefit of, and shall be directly enforceable by, the holders of Senior Debt, and each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Debt in reliance upon the covenants and provisions contained in this Note.

            (b) Payment of Subordinated Obligations due on this Note may be made as scheduled or permitted so long as there shall not have occurred and be continuing an event which constitutes a Default or an Event of Default as defined in any instrument, document or agreement evidencing the Senior Debt. No payment of any kind or character, whether in cash, property or securities (including in the form of additional Notes in respect of in-kind interest payments), on this Note shall be made by the Company, if, at the time of such payment or after giving effect thereto, there shall have occurred and be continuing an event which constitutes a Default or an Event of Default as defined in any instrument, document or agreement evidencing the Senior Debt, and such Default or Event of Default shall not have been cured or waived or shall not have ceased to exist. In the event that, notwithstanding the foregoing, any payment by, or distribution of the assets of, the Company of any kind or character, whether in cash, property or securities shall be received by the Holder before all Senior Debt is paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to the holder of, such Senior Debt or its agent or representative, for application to the payment of all Senior Debt remaining unpaid until all such Senior Debt shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holder of such Senior Debt.

            (c) Upon any distribution of the assets of the Company upon any dissolution, winding up, total or partial liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization, arrangement, receivership or similar proceedings, whether voluntary or involuntary, or upon any assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company or otherwise: (i) the holders of the Senior Debt shall first be entitled to receive cash payment in full of all amounts payable in respect of all Senior Debt (including, but not limited to, principal, premium, interest (including any interest accruing subsequent to an event of bankruptcy or similar proceeding with respect to the Company at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under any such proceeding or applicable law), fees, reimbursements, indemnities, expenses and other amounts) before the Holder is entitled to receive any payment of any kind or character in respect of the Subordinated Obligations evidenced by this Note, whether in cash, property or securities (including in the form of additional Notes which may be issued in respect of in-kind interest payments); (ii) any payment by, or distribution of the assets of, the Company of any kind or character, whether in cash, property or securities, to which the Holder would be entitled, except for the provisions of this Section 3, shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holder of Senior Debt or its agent or other representative, to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holder of such Senior Debt; and (iii) in the event that, notwithstanding the foregoing, any payment by, or distribution of the assets of, the Company of any kind or character, whether in cash, property or securities shall be received by the Holder before all Senior Debt is paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to the holder of, such Senior Debt or its agent or representative, for application to the payment of all Senior Debt remaining unpaid until all such Senior Debt shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holder of such Senior Debt.

            (d) Subject to the cash payment in full of all Senior Debt, the holder of this Note shall be subrogated to the rights of the holder of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until all amounts owing on this Note shall be paid in full, and, as between the Company, its creditors, other than the holders of Senior Debt, and the holder of this Note, no such payment or distribution made to the holder of Senior Debt by virtue of this Section 3 which otherwise would have been made to the Holder shall be deemed to be a payment by the Company on account of this Note.

            (e) Nothing contained in this Note is intended to or shall impair, as between the Company, its creditors, other than the holder of Senior Debt, and the holder of this Note, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal of and interest on this Note as and when the same shall become due and payable in accordance with its terms, or affect the relative rights of the Holder and the creditors of the Company, other than the holders of Senior Debt, nor shall anything herein or therein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Note of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

            (f) Upon any payment or distribution of assets of the Company referred to in this Note, the Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending, or upon a certificate of the liquidating trustee or agent or other person making any payment or distribution to the Holder for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holder of the Senior Debt and any other Indebtedness of the Company, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Note.

            (g) With or without notice to or further assent from the Holder, any holder of Senior Debt may at any time or from time to time, in its discretion, either prior to or after any default on the part of the Company, extend or change any of the terms of the Senior Debt, waive any default, modify, rescind, or waive any provision of any related agreement or collateral undertaking, release, exchange, fail to resort to or realize upon any collateral security or any part thereof available to it for the Senior Debt, and generally deal with the Company in such manner as such holder of Senior Debt may see fit without impairing or affecting its rights and remedies under this Note. The Holder, by accepting this Note, waives any and all notice of the receipt of acceptance of the terms of subordination contained herein by any holder of Senior Debt and other creation, renewal, extension or accrual of any of the Senior Debt.

            (h) In the event the Company is adjudged a bankrupt or insolvent by a court having jurisdiction, or in the event such a court approves a petition seeking reorganization, arrangement, adjustment, or compensation of, or in respect of, the Company under Federal Bankruptcy Law, as now hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in the event the Company is otherwise subject to a voluntary or involuntary case under Federal or state bankruptcy or insolvency law, and a Holder does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then any of the holders of the Senior Debt or their agent or representative is hereby authorized to file an appropriate claim for and on behalf of the Holder of this Note. Nothing herein contained shall be deemed to authorize the holders of Senior Debt or their agent or representative to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting this Note or the rights of the Holder hereof, or to authorize the holders of Senior Debt or their agent or representative to vote in respect of the claim of the Holder in any such proceeding.

      (i) To the extent any payment of Senior Debt (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then, if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment has not occurred.

      (j) Section 3 of this Note may not be amended without the prior written consent of the holders of the Senior Debt or their agent.

      4.  Information.

      The Company shall make available to the Holder financial or other information regarding the Company that the Holder may reasonably require. The Company shall notify the Holder immediately upon the occurrence of an Event of Default under Section 5(d), (e) or (f) hereof.

      5. Events of Default.

      The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

            (a) A default in the payment of the principal on any Note, when and as the same shall become due and payable.

            (b) A default in the payment of any interest on any Note, when and as the same shall become due and payable, which default shall continue for thirty (30) business days after the date fixed for the making of such interest payment.

            (c) A default in the performance, or a breach, of any other covenant or agreement of the Company in this Note and continuance of such default or breach for a period of sixty (60) days after receipt of notice from the Holder as to such breach.

            (d) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action.

            (e) The acceleration of Senior Debt in excess of $5,000,000.

            (f) Any final judgment(s) for the payment of money in excess of the sum of $5,000,000 in the aggregate shall be rendered against the Company (to the extent not paid or covered by insurance) and such judgment or judgments shall not be satisfied, discharged, vacated, stayed, or bonded pending appeal within thirty (30) days after the entry of said judgment.

      6. Remedies Upon Default.

            (a) Subject to Section 6(c) hereof, upon the occurrence of an Event of Default, the Holders of not less than 25% in principal amount of then outstanding Notes (excluding any Notes held by or for the account of the Company or any affiliate of the Company) may declare the principal amount then outstanding of, and the accrued interest on, the Notes to be due and payable immediately, and upon such declaration the same shall become due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Company, it being understood and agreed that such acceleration shall not be effective unless and until at least ten (10) days prior written notice thereof has been given by the Holder to the Company's senior credit facility lenders through their agent, which, as of the date of this Note, is Banker's Trust Company. Notwithstanding the immediately preceding sentence, subject to the terms of this Note (including the provisions of Section 3 hereof), in the event of an Event of Default under Section 5(a) or 5(b), the Holder shall be entitled to pursue the Company for the unpaid principal or interest then due and payable.

            (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

            (c) The provisions of Section 6(a) are subject to the condition that if the principal of and accrued interest on all or any outstanding Notes have been declared immediately due and payable by reason of the occurrence of any Event of Default described in Section 5(a) through (f), inclusive, the holders of 51% in aggregate principal amount of the Notes then outstanding may, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof, provided that at the time such declaration is annulled and rescinded (i) no judgment or decree has been entered for the payment of any monies due pursuant to the Notes; (ii) all arrears of interest upon all the Notes and all other sums payable under the Notes (except any principal or interest on the Notes which has become due and payable solely by reason of such declaration under 6(a)) shall have been duly paid or the payment thereof as a condition precedent to such rescission or annulment shall have been waived by the holders of more than 51% in aggregate principal amount of the Notes then outstanding pursuant to Section 7(a) hereof; and (iii) each and every other Default and Event of Default shall have been made good, cured or waived pursuant to Section 7(a) hereof; and provided further, that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereto.

      7. Amendments, Waivers and Consents.

            (a) Any term, covenant, agreement or condition contained in this Note may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the holders of at least 51% in aggregate principal amount of the Notes then outstanding; provided that, without the written consent of each Holder affected thereby, no such waiver, modification, alteration or amendment shall be effective (i) which will extend the maturity date of the Notes or reduce the principal amount thereof or change the rate of interest thereon or amend Section 4(d), or (ii) which will change the percentage of holders of the Notes required to consent to any such amendment, alteration or modification or any of the provisions of this Section 7.

            (b) Except as otherwise provided in the proviso to Section 7(a), any such amendment or waiver shall apply equally to all of the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereto.

      8. Transfer.

            (a) Not more than fifty percent (50%) of the face amount of this Note may be transferred, whether by assignment, participation or otherwise.

            (b) Any Notes issued upon the transfer of this Note shall be numbered and shall be registered in a Note Register as they are issued. The Company shall be entitled to treat the registered holder of any Note on the Note Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Note on the part of any other person, and shall not be liable for any registration or transfer of Notes which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Note shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Note or Notes to the person entitled thereto. This Note may be exchanged, at the option of the Holder thereof, for another Note, or other Notes of different denominations, of like tenor and representing in the aggregate a like principal amount, upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Notes to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933 (the "Act") and the rules and regulations thereunder.

            (c) The Holder acknowledges that he has been advised by the Company that neither this Note nor the Warrants nor the shares of Common Stock issuable upon exercise of the Warrants issued to the Holder in connection with this Note (the "Warrant Shares") have been registered under the Act, that the Note is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and that the Company's reliance thereon is based in part upon the representations made by the original Holder in the original Holder's Subscription Agreement executed and delivered in accordance with the terms of the Offering. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of the Note, the Warrants or Warrant Shares shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Note or Warrant Shares is registered under the Act, it being understood that neither the Note nor the Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register the Notes or Warrants or Warrant Shares except as specifically provided herein, or (ii) the Note or Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Note for the sale of the Note or the Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act.

            (d) The Holder shall provide written notice to the Company at least thirty (30) days advance written notice of any proposed sale or transfer of this Note. Following the giving of such notice, the Company shall have a right of first refusal for twenty (20) days to acquire this Note under the proposed terms of transfer. Should the Company fail to exercise its right of first refusal, the Holder may transfer the Note under the proposed terms so long as such transfer is effected within ninety (90) days of the giving of the notice.

      9. Miscellaneous.

            (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 240 Royal Palm Way, Palm Beach, Florida 33480, Attention: President, with a copy to Kaufman & Canoles, 2000 NationsBank Center, P.O. Box 3037, Norfolk, Virginia 23514-3037,
Attn: Gus J. James, II, Esq.; (ii) if to the Holder, at its address provided to the Company; or (iii) in either case, to such other address the party shall have furnished in writing in accordance with the provisions of this Section 9(a). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 9(a). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this
Section 9(a) shall be deemed given at the time of receipt thereof.

            (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (and upon surrender of this
Note if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination. In the case of a lost or stolen Note, the Company may require the Holder to execute an indemnity agreement or to provide an indemnity bond.

            (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

            (d) Subject to Section 7 hereof, this Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

            (e) This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law.

            (f) The Company irrevocably consents to the Jurisdiction of the state courts of the State of New York located in New York City, New York, and of any federal court located in such City in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with or simultaneously with this Note, or a breach of this Note or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with
Section 9(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint or other process so served.

            (g) It is the intention of the parties that the provisions of this Agreement shall be enforceable to the fullest extent permissible under the applicable law. If any clause or provision of this Note is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, then the remainder of this Note shall not be affected thereby, and in lieu of each clause or provision of this Note which is illegal, invalid or unenforceable, there shall be added, as a part of this Note, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and as may be legal, valid, and enforceable.

      IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                    WORKFLOW MANAGEMENT, INC., a
                                    Delaware corporation


                                    By: /s/ Steve Gibson
                                        -------------------------
                                    Name: Steve Gibson
                                          -----------------------
                                    Title: Vice President and CFO
                                           ----------------------

                               EXHIBIT A


THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS. THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Dated: _________________, ______

                                WARRANT

                           To Purchase Shares
                            of Common Stock
                       WORKFLOW MANAGEMENT, INC.

      THIS IS TO CERTIFY THAT, for value received, ________________________, or registered assigns (the "Holder") is entitled to purchase from WORKFLOW MANAGEMENT, INC., a Delaware corporation (the "Company"), at the Exercise Price, ________ shares of Common Stock of the Company (the "Shares"), all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described. This warrant (the "Warrant") is attached to a promissory note of the Company dated January 8, 1999 (the "Note") payable to the Holder of this Warrant.

      Certain terms used in this Warrant are defined in Article V.

                               ARTICLE I

                    EXERCISE OF WARRANTS; PUT RIGHT

      1.1 Date of Exercise.

      This Warrant may be exercised by the Holder, and the Shares acquired for the Exercise Price, at any time after (but not before) (i) the payment by the Company of all principal and accrued interest due and payable under the terms of the Note ("Note Payment") or (ii) a Change of Control of the Company; provided, however, that once a Note Payment has been made, this Warrant will expire (to the extent not earlier exercised by the Holder) as of the day that is ten (10) years and one (1) day after the date of the Note. Notwithstanding the foregoing (or anything hereafter to the contrary), this Warrant is subject to forfeiture in whole or in part under the specific terms and conditions set forth in the Note.

      1.2 Method of Exercise.

      To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at the Warrant Agency, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto, of such Holder's election to exercise this Warrant, which notice shall specify the number of Shares to be purchased, and (c) payment of the Exercise Price with respect to such Shares.

      Notwithstanding the foregoing, this Warrant shall be exercisable only, to the extent and at the time or times, that the Holder could legally take possession and title of such Shares. Payment made pursuant to clause (c) must be made by cash.

      The Holder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of the Shares, as of the date the aforementioned notice and other required documents and payments are received by the Company.

      1.3 Shares To Be Fully Paid and Nonassessable.

      All Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder of the Company, and from all taxes, liens and charges with respect to the issue thereof (other than transfer taxes) and, if the Shares are then listed on any national securities exchanges or quoted on NASDAQ, be duly listed or quoted thereon, as the case may be.

      1.4  Reservation;  Authorization.

      The Company has reserved and will keep available for issuance upon exercise of the Warrant the total number of Shares deliverable upon exercise of the Warrant. The issuance of such Shares has been duly and validly authorized.

                               ARTICLE II

                   WARRANT AGENCY; TRANSFER, EXCHANGE
                      AND REPLACEMENT OF WARRANTS

      2.1  Warrant  Agency.

      If the Holder shall request appointment of an independent warrant agency with respect to the Warrants, the Company shall promptly appoint and thereafter maintain, at its own expense, an agency, which agency may be the Company's then existing transfer agent (the "Warrant Agency"), for certain purposes specified herein, and shall give prompt notice of such appointment (and appointment of any successor Warrant Agency) to the Holder. Until an independent Warrant Agency is so appointed, the Company shall perform the obligations of the Warrant Agency provided herein at its address at 240 Royal Palm Way, Palm Beach, Florida 33480, or such other address as the Company shall specify by notice to the Holder.

      2.2  Ownership  of  Warrant.

      The Company may deem and treat the Person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person or entity other than the Warrant Agency) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

      2.3  Transfer  of  Warrant.

      Subject to applicable state and federal securities laws, this Warrant is transferable in whole but not in part, but may only be transferred with, and in compliance with the terms of, the Note to which this Warrant attaches. The Company agrees to maintain at the Warrant Agency books for the registration of transfers of the Warrant, and transfer of this Warrant and all rights hereunder shall be registered, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or his duly authorized agent or attorney, with (unless the Holder is the original Holder of the Warrant) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be cancelled. Notwithstanding the foregoing, a Warrant may be exercised by a new Holder in accordance with the procedure set forth herein without having a new Warrant issued. The Warrant Agency shall not be required to register any transfers if the Holder fails to furnish to the Company, after a request therefor, an opinion of counsel reasonably satisfactory to the Company that such transfer is exempt from the registration requirements of the Securities Act and applicable state securities laws.

      2.4 Division or Combination  of Warrants.

      This Warrant may not be divided or combined with other Warrants.

      2.5 Loss, Theft, Destruction or Mutilation of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction upon receipt of indemnity or security reasonably satisfactory to the Company (the original Warrant Holder's indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such Holder), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

      2.6 Expenses of Delivery of Warrants.

      The Company shall pay all expenses, taxes (other than transfer taxes or income taxes of the Holder) and other charges payable in connection with the preparation, issuance and delivery of this Warrant and Shares issuable upon exercise of this Warrant.

                                   ARTICLE III

                          PIGGYBACK REGISTRATION RIGHTS

      3.1   Incidental Registration.

            (a) Right to Include Registrable Securities. If at any time or times after the date hereof, the Company intends to file a registration statement on Form S-1, S-2 or S-3 (or other appropriate form) for the registration with the Commission of an underwritten offering by the Company on its behalf of the Company's Common Stock, the Company shall notify each of the holders of record of Registrable Securities at least 30 days prior to each such filing of the Company's intention to file such a registration statement. Such notice shall state the number of shares proposed to be registered thereby. If any holder of Registrable Securities notifies the Company within ten days after receipt of such notice from the Company of its desire to have included in such registration statement any of its Registrable Securities, then the Company shall cause such shares to be included in such registration statement. Notwithstanding the foregoing, the Company shall not be obligated to effect any registration of Registrable Securities under this Section 3.1 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans. All reasonable expenses of registration and offering of the Company and the Holder of this Warrant participating in the offering including, without limitation, printing expenses, fees and disbursements of counsel and independent public accountants, fees and expenses incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD and fees of transfer agents and registrars, shall be borne by the Company, except that the Holder of this Warrant shall bear underwriting commissions and discounts attributable to his or its Registrable Securities being registered, selling commissions and the fees and expenses of holder's own legal counsel. Notwithstanding the foregoing, if a registration as it relates to holders of Registrable Securities pursuant to this
Article III is withdrawn at the request of the holder of Registrable Securities requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the holder after the date on which such registration was requested) and if the requesting holder elects not to have such registration effectuated on his or its behalf pursuant to this Article III, the requesting holder of Registrable Securities shall pay the expenses of such registration pro rata in accordance with the number of his or its Registrable Securities to have been included in such registration.

            (b) Withdrawal. The Company may in its discretion withdraw any registration statement filed pursuant to this Section 3.1 subsequent to its filing without liability to the holders of Registrable Securities.

            (c) Allocations. In the event that the managing underwriter for any such offering described in this Section 3.1 notifies the Company that, in good faith, it is able to proceed with the proposed offering only with respect to a smaller number (the "Maximum Number") of securities and Registrable Securities than the total number of Registrable Securities proposed to be offered and securities proposed to be offered by the Company, and all others entitled to registration rights under such registration statement, then the Maximum Number shall be allocated pro rata in the registration statement for such offering in accordance with the number of shares proposed to be offered by each such party.

      3.2  Registration  Procedures.

      If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3.1, the Company will as expeditiously as possible:

            (i) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

            (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of nine months after such registration statement becomes effective, and will furnish to each such seller at least five Business Days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

            (iii)  furnish to each seller of such  Registrable  Securities  such number of conformed copies of such registration statement and of each such amendment thereof and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents as such seller may reasonably request;

            (iv) use its best  efforts to register  or qualify  all  Registrable
      Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

            (v) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller, of an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), to the effect that the Registrable Securities are legally and validly issued, fully paid and non-assessable;

            (vi) immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

            (viii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

            (ix) use its best efforts to list all shares covered by such registration statement on each securities exchange on which any of the shares of the related type are then listed or, if the Company's shares are not then listed on any national securities exchange, use its best efforts to have such shares covered by such registration statement quoted on NASDAQ or, at the option of the Company, listed on a national securities exchange.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

      3.3   Underwritten Offerings.

            (a) Underwritten Offerings. If any Registrable Securities to be included in a registration statement as contemplated by Section 3.1 are to be distributed by or through one or more underwriters, the holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such holders of Registrable Securities, and the Company will cooperate with such holders of Registrable Securities to the end that the representations and warranties in the underwriting agreement and the conditions precedent to the obligations of such holders of Registrable Securities under such underwriting agreement shall not include representations, warranties or conditions that are not customary in underwriting agreements with respect to combined primary and secondary distributions and shall be otherwise satisfactory to such holders, provided, however, that the Company shall not be required to include any Registrable Securities in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon by the Company, the holders of Registrable Securities and the underwriter selected by the Company. Such holders of Registrable Securities shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method or methods of distribution and any other representation required by law.

            (b) Holdback Agreements. If any registration pursuant to Section 3.1 shall be in connection with an underwritten public offering, each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sales or distribution of Registrable Securities (other than as part of such underwritten public offering) within the period from seven days prior to the effective date of such registration statement to 180 days after the effective date of such registration statement.

      3.4  Preparation;   Reasonable  Investigation.

      In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified the Company's financial statements as shall be reasonably necessary, in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

      3.5   Indemnification.

            (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 3.1, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, if any, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such seller or any such director or officer or participating or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon
(x) any untrue  statement  or alleged  untrue  statement  of any  material  fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, participating Person and controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or any such director, officer, participating Person or controlling Person specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, participating Person or controlling Person and shall survive the transfer of such securities by such seller. The Company shall agree to a provision for contribution relating to such indemnity as shall be reasonably requested by any seller of Registrable Securities or the underwriters.

            (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 3.1, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 3.5 the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment thereof or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, participating Person or controlling Person and shall survive the transfer of such securities by such seller. Each prospective seller of Registrable Securities shall agree to a provision for contribution relating to such indemnity as shall be reasonably requested by the Company or the underwriters.

            (c) Notice of Claims, etc. Promptly after receipt by an indemnified party of notice the any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.5 unless the failure to give such notice materially prejudices the indemnifying party. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

      3.6 Rule 144.

      The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.

                                   ARTICLE IV

                             ANTIDILUTION PROVISIONS

      4.1  Adjustment  of  Warrant  Shares  Purchasable.

      The number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 4.1.

            (a) In case the Company shall (i) declare or pay a dividend on its outstanding Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of the Common Stock other securities of the Company (including any such reclassification in connection with a consolidation, merger or other business combination in which the Company is the surviving corporation), the number and kind of Shares purchasable upon exercise of this Warrant shall be adjusted so that the Holder upon exercise of this Warrant shall be entitled to receive the aggregate number and kind of Shares or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or, if earlier, any record date with respect thereto. An adjustment pursuant to this paragraph (a) shall become effective on the date of the dividend payment, subdivision, combination or issuance retroactively to the record date with respect thereto, if any, for such event. Such adjustment shall be made successively whenever any event listed above shall occur.

            (b) (i) In case the Company shall, after the date hereof, issue and sell any shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (all of the foregoing being referred to in this Section 4.1(b) individually as an "Additional Share" and collectively as "Additional Shares") (excluding (i) shares issued in any of the transactions described in Section 4.1(a) and (ii) any Shares issuable pursuant to this Warrant), at a price per share (determined in the case of rights, options, warrants or convertible or exchangeable securities, by dividing (A) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants or convertible or exchangeable securities plus the total consideration payable to the Company upon exercise or conversion or exchange thereof, by (B) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) lower than the then Fair Market Value per share of Common Stock in effect immediately prior to such sale and issuance, then in each case the number of Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Shares theretofore purchasable upon the exercise of this Warrant by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such sale and issuance and the denominator of which shall be an amount equal to the sum of (A) the total number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at the then Fair Market Value per share of Common Stock in effect immediately prior to such sale and issuance. Such adjustment shall be made successively whenever such an issuance is made. For the purposes of such adjustments, the shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance, and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company (plus any underwriting discounts or commissions in connection therewith) for such rights,  options,  warrants or convertible or  exchangeable  securities plus the consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock purchasable thereby. In case the Company shall (i) sell and issue Additional Shares for a consideration consisting, in whole or in part, of property other than cash or its equivalent or (ii) sell and issue Additional Shares together with one or more other securities as a part of a unit at a price per unit, then in determining the "price per share" and the "consideration received by the Company for purposes of the first sentence and the immediately preceding sentence of this Section 4.1(b)(i), the Board of Directors of the Company shall determine, in its discretion, the fair value of said property or the Additional Shares then being sold as part of such unit, as the case may be, and such determinations, if made in good faith, shall be binding on the Holder. The determination of whether any adjustment is required under this Section 4.1(b)(i) by reason of the sale and issuance of any rights, options, warrants or convertible or exchangeable securities and the amount of such adjustment, if any, shall be made only at such time and not at the subsequent time of issuance of Additional Shares upon the exercise of such rights to subscribe or purchase.

                  (ii) If the Company shall after the date of issuance of this Warrant issue or distribute to all or substantially all holders of shares of Common Stock, evidences of indebtedness, any other securities of the Company or any property, assets or cash, and if such issuance or distribution is not a transaction covered by Section 4.1(a) or 4.1(b)(i) above (any such nonexcluded event a "Dividend"), the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be increased (but not decreased), effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Dividend, to a number determined by multiplying the number of Shares subject to purchase immediately before such Dividend by a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock on such record date and the denominator of which shall be the Fair Market Value per share of Common Stock determined as of a date which is ten (10) Business Days after the date on which the distribution has been effected. If after the date of issuance of this Warrant the Company repurchases shares of Common Stock for consideration which exceeds the Fair Market Value per share of Common Stock (as calculated immediately prior to such repurchase), then the number of Shares purchasable upon exercise of this Warrant shall be adjusted in accordance with the foregoing provisions, as if, in lieu of such repurchases, the Company had (I) distributed a Dividend having a Fair Market Value equal to the Fair Market Value of all property and cash expended in the repurchases, and
(II) effected a reverse split of the shares of Common Stock in the proportion required to reduce the number of shares of Common Stock outstanding from (A) the number of such shares outstanding immediately before such first repurchase to
(B) the number of such shares outstanding immediately following all the repurchases. In lieu of the adjustments provided for in this Section 4.1(b)(ii) as a result of a Dividend, at the option of the Company, the Company may instead pay to the Holder a cash Dividend equal to the amount of consideration to which the Holder would have been entitled if the Holder had fully exercised this Warrant immediately prior to the record date at which the holders of shares of Common Stock were determined for purposes of such Dividend.

            (c) Upon the expiration of any rights, options, warrants or conversion or exchange privileges which resulted in adjustments pursuant to paragraph (a) or (b) of this Section 4.1, if any thereof shall not have been exercised, the number of Shares shall be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock purchasable upon exercise of such rights, options, warrants or conversion or exchange privileges for the shares of Common Stock, if any, were actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange privileges and (B) such shares of Common Stock so issued or sold, if any, were issuable for the consideration actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised; provided that no such readjustment shall have the effect of decreasing the number of Shares purchasable upon the exercise of this Warrant by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

      4.2  Notice of  Adjustment.

      Upon any adjustment of the number of Shares purchasable upon the exercise of this Warrant as herein provided, the Company shall at the expense of the Company, within ten days after such adjustment, mail by first class mail, postage prepaid, to the Holder of this Warrant a notice of such adjustment(s), accompanied by a report setting forth in reasonable detail (i) the number of Shares purchasable upon the exercise of the Warrant, (ii) a brief statement of the facts requiring such adjustment(s) and (iii) the computation by which such adjustment(s) was made.

      4.3 No Adjustment for Dividends.

      Except as otherwise provided in Section 4.1 hereof, no adjustment in respect of any dividends or other payments or distributions made to holders of securities upon exercise of this Warrant shall be made during the term of this Warrant or upon the exercise of this Warrant.

      4.4 No Rights as Stockholders.

      Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to receive dividends (except as provided in Section 4.1) or to consent or to receive notice as stockholders in respect of any meeting of stockholders of the Company for the election of the directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.


                               ARTICLE V

                              DEFINITIONS

      The following terms, as used in this Warrant, have the following respective meanings:

      "Additional Shares" shall have the meaning set forth in Section 4.1(b)(i).

      "Business Day" shall mean a day on which any New York Stock Exchange member firm is open for business.

      "Change of Control" shall mean if (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) (i) is or shall become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) directly or indirectly of 20% or more on a fully diluted basis of the voting and economic interests of the Company or (ii) shall have obtained the power (whether or not exercised) to elect a majority of the Company's directors, or (b) the board of directors of the Company shall cease to consist of a majority of Continuing Directors, or (c) the Company shall sell substantially all of its assets.

      "Commission" shall mean the Securities and Exchange Commission or any successor federal agency thereto.

      "Common Stock" shall mean the common stock, $.01 par value, of the Company.

      "Company" shall have the meaning set forth in the first paragraph of this Warrant.

      "Continuing Directors" shall mean the (A) directors serving on the Board of Directors of the Company as of the date of issuance of the Note (the "Original Directors") or (B) directors who thereafter are elected to the Board of Directors of the Company and whose election, or nomination for election, to the Board was approved by a vote of at least 2/3 of the Original Directors then still in office (such directors becoming "Additional Original Directors") immediately following their election or (C) directors who are elected to the Board of Directors of the Company and whose election, or nomination for election, to the Board was approved by a vote of at least 2/3 of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election.)

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission issued thereunder, all as the same shall be in effect at the time.

      "Exercise Price" shall mean $.01 in the aggregate.

      "Fair Market Value" shall have the meaning given to such term in the Note.

      "Holder" shall have the meaning set forth in the first paragraph of this Warrant.

      "Maximum  Number" shall have the meaning set forth in  Section 3.1(c).

      "NASD" shall mean the National  Association of Securities Dealers, Inc.

      "NASDAQ"  shall  mean  The  National   Association  of  Securities
Dealers, Inc. Automated Quotation System.

      "Note" shall have the meaning set forth in the first paragraph of this Warrant.

      "Note Payment" shall have the meaning set forth in Section 2.1.

      "Person"  shall mean an  individual,  an  association,  a  partnership,  a
corporation,   a  limited  liability  company,  a  trust  or  an  unincorporated organization or any other entity or organization.

      "Registrable Securities" shall mean a collective reference to the Shares of Common Stock issuable upon exercise of this Warrant; provided, however, that any particular Registrable Securities shall cease to be such when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then enforced or (iv) they shall have ceased to be outstanding.

      "Securities Act" shall mean the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission issued thereunder, all as the same shall be in effect at the time.

      "Shares" shall have the meaning set forth in the first paragraph of this Warrant.

      "Warrant Agency" shall have the meaning set forth in Section 2.1.

      "Warrant" shall have the meaning set forth in the first paragraph of this Warrant.

                                   ARTICLE VI

                                  MISCELLANEOUS

      6.1 Notices.

      All notices, requests, consents and other communications provided for herein shall be in writing and shall be effective upon delivery in person, faxed, or mailed by certified or registered mail, return receipt requested, postage pre-paid, addressed as follows:

            (i) if to the Company, to Workflow Management, Inc., 240 Royal Palm Way, Palm Beach, Florida 33480;

            (ii) if to any Holder, to it at such address as may have been furnished to the Company in writing by such Holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Holder) or to the Holder of this Warrant (in the case of the Company) in accordance with the provisions of this Section.

      6.2 Waivers;  Amendments.

      No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise hereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and are not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Holder.

      Any such amendment, modification or waiver effected pursuant to this Section shall be binding upon the Holder, upon each future Holder thereof and upon the Company.

      No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

      6.3 Governing Law.

      This Warrant shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of law.

      6.4  Survival of  Agreements;  Representations  and  Warranties  etc.

      All representations, warranties and covenants made by the Company herein or in any certificate or other instrument delivered by or on behalf of it in connection with the Warrant shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrant, regardless of any investigation made by the Holder, and shall continue in full force and effect so long as Warrant is outstanding. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

      6.5 Covenants to Bind Successor and Assigns.

      All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

      6.6 Severability.

      In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      6.7 Section Heading.

      The sections headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

      6.8 No Impairment.

      The Company shall not by any action, including without limitation amending its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment.

      6.9 Submission to Jurisdiction;  Venue.

      This Warrant shall be governed by Section 10(f) of the Note with respect to jurisdiction and venue.

      IN WITNESS WHEREOF, WORKFLOW MANAGEMENT, INC. has caused this Warrant to be executed in its corporate name by one of its officers hereunto duly authorized, and attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.


                              WORKFLOW MANAGEMENT, INC.


                              By: _____________________
                              Name: ___________________
                              Title: __________________

Attest:


________________________________

Name: __________________________
Title: _________________________

                          SUBSCRIPTION NOTICE

               (To be executed upon exercise of Warrant)

TO WORKFLOW MANAGEMENT, INC.

      The undersigned hereby irrevocably elects to exercise the right to purchase represented by the attached Warrant for, and to purchase thereunder, Shares, as provided for therein, and tenders herewith payment of the Exercise Price in full in accordance with the terms of the attached Warrant.

      Please issue the Shares in the following name or names and denominations:

Dated:  ____________, 19__


                                          --------------------------------------

                                          Note:  The  above   signature   should
                                          correspond  exactly  with  the name on
                                          the face of the  attached  Warrant  or
                                          with   the   name   of  the   assignee
                                          appearing  in  the   assignment   form
                                          below.


                                          --------------------------------------
                                          Print Name Above

                               ASSIGNMENT

              (To be executed upon assignment of Warrant)


      For  value  received,   _________________________________   hereby  sells,
assigns and transfers unto _______________________ the attached Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint _________________ attorney to transfer said Warrant on the books of WORKFLOW MANAGEMENT, INC. with full power of substitution in the premises.


                                          --------------------------------------

                                          Note: The   above    signature
                                          should   correspond    exactly
                                          with  the  name on the face of
                                          the attached Warrant.


                                          --------------------------------------
                                          Print Name Above